EXHIBIT 99.1

Charter Financial

CORPORATION

Investor Presentation

February 2011

Forward Looking Statement

This presentation and the accompanying commentary may contain “forward-looking statements” that may be identified by use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” and “potential.” Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition and results of operation and business that are subject to various factors that could cause actual results to differ materially from these estimates. These factors include but are not limited to general and local economic conditions; changes in interest rates, deposit flows, demand for mortgages and other loans, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products, and services. Any or all forward-looking statements in this release and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or known or unknown risks and uncertainties.

Consequently, no forward-looking statements can be guaranteed. The Company disclaims any obligation to subsequently revise any forward- looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Charter Financial

CORPORATION

Ownership Structure

First Charter MHC 61%

Public Shareholders 39%

Charter Financial Corporation

CharterBank

Charter Financial

CORPORATION

Market Profile

NASDAQ: CHFN

Recent Price (1/31/11): Dividend: Shares Outstanding: Minority Shares Insider Ownership (1/31/11): Market Capitalization (1/31/11): Total Assets (12/31/10):

$9.25

$0.05 Per Quarter - 2.16% Yield

18.7 Million

6.7 Million *

5.9% of minority shares $172.7 Million $1,063.8 Million

* Minority shares do not include unallocated ESOP and ungranted MRP shares

Charter Financial

CORPORATION

Price-to-Book Multiple

January 31, 2011

Recent Price : $9.25

Book Value : $7.44

P/B Multiple : 1.24X

Fully Converted P/B : 0.75X

Source: Stifel Nicolaus Weisel - Unaudited

Charter Financial

CORPORATION

CHFN Value Proposition

• Well Capitalized Profitable

• Core Deposit Focused

• Strong Asset Quality

• Experienced Management Team – (2) FDIC Assisted Acquisitions

• Growth via Strategic FDIC-Assisted Acquisition Opportunities

• Full MHC Conversion as Needed to Support Acquisitions

Charter Financial

CORPORATION

2010 Accomplishments

• Generated a $5.9 Million Fiscal Year Profit

• Increased Interest Rate Spread

• Improved Core Deposit and Funding Mix

• Maintained Credit Quality

• Executed Second FDIC-Assisted Acquisition

• Raised an Incremental Net Proceeds of $26.6 Million Offering in Common Equity via

Charter Financial

CORPORATION

Retail Markets

Legacy Markets Acquired Markets FDIC

Birmingham

Athens

Atlanta

Columbus

Alabama

Georgia

Montgomery

Charter Financial

CORPORATION

Market Conditions

• KIA Motors Assembly Plant and Related Suppliers

• BRAC – Fort Benning

• Selective Lending Opportunities – Few Qualified Borrowers Seeking Loans

• Opportunities for FDIC-Assisted Acquisitions

Charter Financial

CORPORATION

Pipeline of Potential FDIC-Assisted Transactions in Georgia

Potential Opportunity Asset Size Distribution

# of Institutions with a Texas Ratio Greater Than 75%

40 35 30 25 20 15 10 5 0

18

37

18

13

13

Total # GA Institutions with Texas Ratio > 75% = 99 Total Assets = $24.4 Billion Total Branches = 417

$0 - $100M $100 - $200M $200 - $300M $300 - $400M $400M +

Asset Size

Source: SNL Financial as of 12/31/10.

Charter Financial

CORPORATION

FDIC-Assisted Acquisitions

•Benefits

• Opportunity to Strategically Grow Franchise

• Can Generate Sizeable Bargain Purchase Gain

• Substantial Source of Cash

•Difficulties

• Limited Due Diligence

• Liquidation of Nonperforming Covered Assets

• Infrastructure and Management

• Distorts Financial Results and Reporting

Charter Financial

CORPORATION

Reinvestment Potential

12/31/2010

Cash $124,033,345

FDIC Receivable $71,716,963

Nonperforming Loans - Net of Discounts $63,299,287

Other Real Estate Owned $39,500,028

Total $298,549,623

Less Minimum Liquidity Position ($100,000,000)

Net Potential for Reinvestment $198,549,623

Charter Financial

CORPORATION

Charter Financial

CORPORATION

Financial Performance

Balance Sheet Highlights

($000s) FYE 2008 FYE 2009 FYE 2010

Total Assets 801,501 936,880 1,188,534

Loans, net 428,472 552,551 599,370

Securities 277,139 206,061 133,080

Cash 14,639 53,840 235,639

Total Liabilities 699,199 838,623 1,052,746

Retail Deposits 356,237 463,566 739,691

Total Borrowings 267,000 227,000 212,000

Total Equity 102,302 98,257 135,788

Accum Comp Inc (6,849) (8,277) (3,498)

Realized Equity 109,151 106,534 139,286

Charter Financial

CORPORATION

Total Funding Mix

($ millions)

$1,200 $1,000 $800 $600 $400 $200 $0

Core Deposits Retail CD’s Wholesale Funding

Sep-07 Sep-08 Sep-09 Sep-10 Dec-10

$703

29%

25%

46%

$687

25%

27%

48%

$825 26% 30% 44%

$1,035 30% 41% 29%

$914 34% 43% 23%

Charter Financial

CORPORATION

Loans Outstanding

Loan Mix

December 31, 2010

NONOWNER-OCCUPIED

NONRESIDENTIAL REAL ESTATE

OWNER-OCCUPIED NONRESIDENTIAL

REAL ESTATE

COMMERICAL

REAL ESTATE CONSTRUCTION

CONSUMER AND OTHER

1-4 FAMILY

REAL ESTATE

35%

25%

10%

8%

5%

17%

Charter Financial

CORPORATION

Loans Outstanding

Book Value

December 31, 2010

(000’s millions)

Covered-Loss Sharing Noncovered-Legacy

$136.4 23%

$447.6 77%

Charter Financial

CORPORATION

Nonperforming Asset Trend

Non Covered

$25,000,000 $20,000,000 $15,000,000 $10,000,000 $5,000,000 $0

Jan-10 Feb-10 Mar-10 Apr-10 May-10 Jun-10 Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11

30-89 Days REO Non-Accrual

Charter Financial

CORPORATION

Acquired Loss Share Assets

Cumulative through December 31, 2010

Opening/Closing/Net Shared-Loss Asset Balances

Neighborhood Non Single Family Balance

Neighborhood Single Family Balance

McIntosh Non Single Family Balance

McIntosh Single Family Balance

Balance

Opening Balance $161,920,600 $15,248,176 $254,270,517 $8,641,702 $440,080,995

Net Charge-offs/Recoveries ($54,792,265) ($2,012,074) ($73,046,140) ($117,430) ($129,967,909)

Sales / Principal Collections ($22,096,959) ($7,512,619) ($29,501,322) ($907,236) ($60,018,135)

Advances $1,866,504 $1,142,696 $1,332,167 $115,039 $4,456,406

Closing Balance $86,897,880 $6,866,179 $153,055,222 $7,732,075 $254,551,357

Remaining Estimated Loss $12,814,887 $62,102,643

Total Estimated Loss $69,619,226 $132,452,575

Loss Threshold 80% / 95% Reimbursement $82,000,000 $106,000,000

Charter Financial

CORPORATION

Loan Loss Reserve Analysis

Noncovered Loans

(000’s) December 2009 March 2010 June 2010 September 2010 December 2010

Total Reserves $9,966 $11,396 $9,457 $9,797 $10,025

Total Reserves as %

Noncovered Loans 2.04% 2.40% 1.99% 2.12% 2.19%

Loan Loss Provision $800 $3,000 $1,300 $700 $800

Net Charge-Offs $166 $1,569 $3,239 $361 $571

Non-Accrual Loans $17,027 $11,695 $12,884 $11,655 $13,865

Total Noncovered

Loan Portfolio $488,676 $474,724 $474,061 461,787 458,606

Charter Financial

CORPORATION

Income Statement Highlights

($000s) FY 2008 FY 2009 FY 2010

Net Interest Income 19,606 17,960 27,201

Provision for Loan Losses 3,250 4,550 5,800

Provision for Loan Losses 0 0 420

on Covered Assets

Noninterest Income 18,950 11,792 17,510

Noninterest Expense 20,284 22,581 30,469

Income Tax Expense 4,491 306 2,087

Net Income 10,531 2,315 5,935

Fully Diluted EPS $.55 $.12 $.32

Charter Financial

CORPORATION

Yield and Margin Trend

7.00%

6.00%

5.00%

4.00%

3.00%

2.00%

1.00%

0.00%

FY2007 FY2008 FY2009 FY2010 1Q2011

Yield: Interest Earning Assets Cost of Interest Bearing Liabilities Net Interest Margin

Charter Financial

CORPORATION

Total Income

Net Interest Income + Non Interest Income

($ 000) $120,000 $100,000 $80,000 $60,000 $40,000 $20,000 $0

FY 2006 FY 2007 FY 2008 FY 2009 FY 2010

$101,743

$44,711 $36,828 $38,556 $29,752

Charter Financial

CORPORATION

Non-Interest Expense

($ 000s) $35,000

$30,000

$25,000

$20,000

$15,000

$10,000

$5,000

$0

$21,130

4% 7%

19%

12%

57%

FY 2006

$21,926

5% 2% 19%

11% 63% FY 2007

$20,284

5% 3%

22%

14%

56%

FY 2008

$22,581

4% 5% 20%

26% 45% FY 2009

$30,469

5% 5%

22% 23% 45% FY 2010

Marketing

Professional Services Occupancy Other Salaries & Benefits

Charter Financial

CORPORATION

Future Challenges

• Deal with Challenging Conditions Including Loan Loss Mitigation

• Consider Strategic FDIC-Assisted Acquisitions

• Enhance Management Infrastructure while Controlling Expenses

• Convert Loss Share Assets to Cash

• Invest Cash Effectively while Maintaining Credit Quality

• Comply with Dodd-Frank Act 25

Charter Financial

CORPORATION

Charter Financial

CORPORATION